UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2014

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3170 Fairview Park Drive	22042
Falls Church, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (703) 876-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 28, 2014, CSC Asset Funding I LLC and Computer Sciences Corporation, as Guarantor (collectively, the “Company”), entered into a Master Loan and Security Agreement (the “Master Loan and Security Agreement”) by and among CSC Asset Funding I LLC, as Borrower, Computer Sciences Corporation, as Guarantor, Banc of America Leasing & Capital, LLC, as lender and Bank of America, N.A., as administrative agent. CSC Asset Funding I LLC is a special purpose subsidiary of CSC Finance Co. LLC (“CSC Finco”), which is a wholly-owned subsidiary of Computer Sciences Corporation. The Master Loan and Security Agreement provides for a $250 million committed Lease Credit Facility (the “Leasing Facility”) to finance CSC Finco’s capital expenditures of IT equipment and associated software used in support of IT services provided to the Company’s customers and clients. The drawdown availability period of the Leasing Facility is 18 months and, once drawn, converts into individual term notes of variable terms up to 60 months therefrom, depending upon the nature of the underlying equipment being financed. The joint lead-arrangers on the Leasing Facility are Banc of America Leasing & Capital, LLC, and BTMU Capital Leasing & Finance, Inc. The Leasing Facility was committed to by a bank syndicate of 5 major financial institutions including the arrangers. Pricing on the drawn term notes under the Leasing Facility are floating rate based upon LIBOR plus a margin of +100 bps, irrespective of ultimate term. The Leasing Facility provides that prepayment of outstanding amounts in whole or in part is permitted at any time without penalty or premium.

The foregoing description of the Master Loan and Security Agreement is qualified in its entirety by reference to the Master Loan and Security Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference and made a part hereof.

Item 9.01. Financial Statements and Exhibits.

  (d) Exhibits.

Exhibit No.	Description
10.1
Master Loan and Security Agreement, dated as of May 28, 2014, among CSC Asset Funding I LLC, as Borrower, Computer Sciences Corporation, as Guarantor, Banc of America Leasing & Capital, LLC, as Lender and Bank of America, N.A, as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: May 30, 2014                By:     /s/ Paul N. Saleh
                                Paul N. Saleh
                                Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1
Master Loan and Security Agreement, dated as of May 28, 2014, among CSC Asset Funding I LLC, as Borrower, Computer Sciences Corporation, as Guarantor, Banc of America Leasing & Capital, LLC, as Lender and Bank of America, N.A, as Administrative Agent.